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                                                                  EXHIBIT 10.ccc


                    ASSIGNMENT AND ASSUMPTION OF CONTRACTS


        THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (hereinafter referred to as this "Agreement"), made and entered into as of the 31st day of December, 1996, by and between 333 WACKER DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership (hereinafter referred to as "Seller"), and OVERSEAS PARTNERS (333), INC., an Illinois corporation (hereinafter referred to as "Purchaser").


                                 WITNESSETH:

        WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "Property") located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof; and

        WHEREAS, Seller has on even date conveyed the Property to Purchase, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain contracts related to the Property as more particularly described below.

        NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser here covenant and agree as follows:

        1. ASSIGNMENT AND ASSUMPTION. Seller hereby transfers and assigns to Purchaser, if and to the extent assignable, all of Seller's right, title and interest in and to the contracts (hereinafter referred to collectively as the "SERVICE CONTRACTS") described in Exhibit "B" attached hereto and by this reference made a part hereof. Purchaser hereby assumes Seller's obligations and liabilities arising from and after the date of this Agreement under the Service Contracts. Further, Purchaser hereby agrees to indemnify Seller and hold Seller harmless from any claims, loss, damage, liability, cost or expense (including, without limitation, reasonable attorney's fees) which Seller shall hereafter incur or have asserted against in with regard to said obligations and liabilities assumed by Purchaser in connection with the Service Contracts, and with regard to acts of Purchaser or a failure of Purchaser to act in connection with the Service Contracts, which acts or failure to act occur on or after the date of this Agreement.

        2. SELLER'S INDEMNITY. Seller hereby agrees to indemnify Purchaser and hold Purchaser harmless from claims any loss, damage, liability, cost or expense (including without limitation, reasonable attorney's fees) which Purchaser shall hereafter incur or have asserted against it in connection with obligations and liabilities under the Service Contracts to the extent performance or payment of such obligations and liabilities was due prior to the date of this Agreement, and in connection with acts of Seller or a failure of Seller to act with respect to the Service Contracts, which acts of Seller or a failure of Seller to act with respect to the Service Contracts, which acts or failure to act occurred prior to the date of this Agreement.

        3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.


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        IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the date first above written.


                                        SELLER:

                                        333 WACKER DRIVE LIMITED PARTNERSHIP,
                                        an Illinois limited partnership


                                        By:  The Equitable Life Assurance
                                        Society of the United States, general
                                        partner


                                        By:    /s/ Michael A. Lunder
                                               ---------------------------
                                        Name:  Michael A. Lunder
                                        Title: Investment Officer

                                        PURCHASER:

                                        OVERSEAS PARTNERS (333), INC., an
                                        Delaware corporation

                                        By:    /s/ Bruce M. Barone
                                               ---------------------------
                                        Name:  Bruce M. Barone
                                        Title: President







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                                 EXHIBIT "A"


                        LEGAL DESCRIPTION OF PROPERTY


PARCEL 1:

LOTS 7, 8 AND 9 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE EAST 1/4 OF LOT 6 AND THE WEST 1/4 OF LOT 7 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, OTHERWISE KNOWN AS LOTS 10 AND 11 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6, ALL IN SAID BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE CITY OF CHICAGO, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

ALL OF LOT 5 AND THE WEST 1/2 OF LOT 6 AND THE WEST 1/2 OF THE EAST 1/2 OF LOT 6, ALL IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

THE EAST 1/4 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

THE WEST 1/2 OF THE EAST 1/2 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH FRANCTIONAL 1/2 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 6:

LOTS 3, 5 AND 6 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 7:

THE EAST 1/2 OF ORIGINAL LOT 8 IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, SOMETIMES ALSO DESCRIBED AS:

LOT 4 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7, 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


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                                  EXHIBIT B




                         OPERATING AGREEMENT SCHEDULE



Janitorial Service Agreement with Admiral Maintenance Service, L.P. dated September 1, 1995.

Security Office Contract with ABM Security Services dated October 1, 1996.

Elevator Maintenance Agreement with Otis Elevator dated January 1, 1996.

Exterior Landscaping and Plant Maintenance Service Agreement with Brickman Landscape dated April 1, 1995.

Interior Landscaping and Plant Maintenance Service Agreement with Interior Garden Services, Inc. dated April 1, 1995.

Maintenance, Mechanical and Electrical Operations Management Agreement with Unicco Services Company dated August 15, 1996.

Fire Alarm System Test and Inspection with Advanced Fire dated September 1,
1994.

Parking Facility Management Agreement with General Parking, L.P. dated January 1, 1995.

Maintenance Service Agreement with Metal Maintenance, Inc. dated November 1,
1995.

Waste Removal Service Agreement with Browning-Ferris Industries dated June 1, 1993.

Energy Management Agreement with Landis & Gyr dated January 1, 1994.

Window Cleaning Agreement with BSS Service, Inc. dated October 1, 1994.

Window Equipment Maintenance Agreement with Skyline Maintenance dated March 1, 1993.

Revolving Door Maintenance Agreement with Midwest Door Services dated November 1, 1993.

Energycheck Services with Servidyne dated January 1, 1994.

Pest Control Service Agreement with C&C Pest Control dated August 1, 1996.

Copy Machine Maintenance Agreement with Minolta Copelco Leasing dated February 26, 1994.





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                         OPERATING AGREEMENT SCHEDULE



Computer Software Service/Maintenance Agreement with Sanwa Leasing dated February 28, 1996.

Laptop Computer Service/Maintenance Agreement with Sanwa Leasing dated February 28, 1996.

Conference Room Furniture lease with Bankers Leasing dated November 1, 1996.

Communications Service Agreement with MFS/Realcom dated July 31, 1996.

Tenant Work Order Software Service/Maintenance Agreement with American Computer Company dated November 18, 1996.

Security Card Access Service/Maintenance Agreement with Mirtech International Security dated January 1, 1994.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and CB Commercial Real Estate Group, Inc. dated December 6, 1996 for Nyhan, Pfister, Bambrick & Kinzie.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and Frederick J. Panici, broker, dated November 15, 1996 for The Bjork Group.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and CB Commercial Real Estate Group, Inc. Dated December 6, 1996 for FTI Corporation.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and Frain Camins & Swartchild dated November 29, 1996 for Kensington International.

Lease Commission Agreement between COMPASS Management & Leasing, Inc. and Frain Camins & Swartchild dated October 16, 1996 for Cassiday, Schade & Gloor.

Service Agreement with Ballost and Lamp Recycling, Inc.

Maintenance Agreement/Mail Machine with Pitney Bowes.

Lease Agreement with Mister Leasing Corporation dated September, 1992.